BLACKROCK ETF TRUST II

iShares High Yield Active ETF

(the “Fund”)

Supplement dated September 29, 2026 (the “Supplement”)

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information,

each dated February 27, 2026, as supplemented to date

On September 9, 2026, the Board of Trustees of BlackRock ETF Trust II (the “Trust”), on behalf of the Fund, approved a proposal to close and liquidate the Fund. After market close on or about August 11, 2027, the Fund will no longer accept creation and redemption orders. Trading in the Fund will be halted prior to market open on or about August 12, 2027. Proceeds of the liquidation are scheduled to be sent to shareholders on or about August 16, 2027 (the “Liquidation Date”). In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies. Furthermore, the Trust cannot assure that there will be a trading market for shares of the Fund between market close on or about August 11, 2027 and the Liquidation Date because Fund shares will not be traded on The Nasdaq Stock Market LLC (“Nasdaq”).

Shareholders may sell their holdings of the Fund on Nasdaq until market close on or about August 11, 2027 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. If you hold shares of the Fund on the Liquidation Date, the Fund will automatically redeem your shares for cash based on the net asset value of the Fund as of the close of business on or about August 11, 2027, which will include any dividends or distributions calculated as of that date.

If you are subject to U.S. federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the Liquidation Date will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.

Shareholders should retain this Supplement for future reference.

PRSAI-BRHY-0926SUP